UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2013

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11840	36-3871531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

(847) 402-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

Senior Notes

On June 4, 2013, The Allstate Corporation (the “Registrant”) entered into an Underwriting Agreement (the “Senior Notes Underwriting Agreement”) with Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Goldman, Sachs & Co., as representatives of the applicable underwriters named therein (the “2023 Underwriters”), with respect to the offer and sale by the Registrant of $500,000,000 principal amount of its 3.15% Senior Notes due 2023 (the “2023 Notes”) and with Goldman, Sachs & Co., Barclays Capital Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the applicable underwriters named therein (the “2043 Underwriters”), with respect to the offer and sale by the Registrant of $500,000,000 principal amount of its 4.50% Senior Notes due 2043 (the “2043 Notes” and, together with the 2023 Notes, the “Senior Notes”).  The Senior Notes were registered under the Registrant’s registration statement on Form S-3 (File No. 333-181059) (the “Registration Statement”).

The Senior Notes were issued pursuant to an Indenture, dated as of December 16, 1997, between the Registrant and U.S. Bank National Association (successor in interest to State Street Bank and Trust Company), as trustee (the “Trustee”), as amended by the Third Supplemental Indenture, dated as of July 23, 1999, and the Sixth Supplemental Indenture, dated as of June 12, 2000, and as supplemented by the Seventeenth Supplemental Indenture, with respect to the 2023 Notes (the “Seventeenth Supplemental Indenture”), and the Eighteenth Supplemental Indenture, with respect to the 2043 Notes (the “Eighteenth Supplemental Indenture”), each dated as of June 7, 2013.

The Senior Notes are senior unsecured obligations of the Registrant and rank equally with all unsecured and unsubordinated indebtedness of the Registrant from time to time outstanding.  The 2023 Notes will bear interest at a rate of 3.15% per year and the 2043 Notes will bear interest at a rate of 4.50% per year.  The Registrant will pay interest on the Senior Notes semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2013.  The 2023 Notes will mature on June 15, 2023 and the 2043 Notes will mature on June 15, 2043.

Depositary Shares

On June 5, 2013, the Registrant entered into an Underwriting Agreement (the “Depositary Share Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Depositary Share Underwriters”), with respect to the offer and sale by the Registrant of an aggregate of 10,000,000 depositary shares (the “Depositary Shares”), each representing a 1/1000th interest in a share of the Registrant’s Fixed Rate Noncumulative Perpetual Preferred Stock, Series A, par value $1.00 per share and liquidation preference $25,000 per share (the “Series A Preferred Stock”).  The Depositary Shares and Series A Preferred Stock were registered under the Registrant’s Registration Statement.  The Depositary Share Underwriters were granted an option to purchase an additional 1,500,000 Depositary Shares to cover over-allotments.

The foregoing description of the Senior Notes Underwriting Agreement and the Depositary Share Underwriting Agreement are qualified in their entirety by reference to the terms of such agreements, which are filed hereto as Exhibits 1.1 and 1.2, respectively, and incorporated herein by reference.  The foregoing descriptions of the Seventeenth Supplemental Indenture, the Eighteenth Supplemental Indenture, the 2023 Notes and the 2043 Notes are qualified in their entirety by reference to the terms of such documents, which are filed hereto as Exhibits 4.1 through 4.4, respectively, and incorporated herein by reference.

On June 7, 2013, Willkie Farr & Gallagher LLP, counsel to the Registrant, issued an opinion and consent as to the validity of the Senior Notes, which are filed hereto as Exhibits 5.1 and 23.1, respectively, and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

1.1

Underwriting Agreement, dated as of June 4, 2013, among the Registrant and Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Goldman, Sachs & Co., as representatives of the several 2023 Underwriters named therein, and Goldman, Sachs & Co., Barclays Capital Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several 2043 Underwriters named therein.

1.2

Underwriting Agreement, dated as of June 5, 2013, among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Seventeenth Supplemental Indenture, dated as of June 7, 2013, between the Registrant and the Trustee, including the form of the 2023 Notes as Exhibit A.

4.2	Eighteenth Supplemental Indenture, dated as of June 7, 2013, between the Registrant and the Trustee, including the form of the 2043 Notes as Exhibit A.

4.3	Form of the 2023 Notes (included as Exhibit A to Exhibit 4.1 above).

4.4	Form of the 2043 Notes (included as Exhibit A to Exhibit 4.2 above).

5.1	Opinion of Willkie Farr & Gallagher LLP regarding the validity of the Senior Notes.

12.1	Computation of Earnings to Fixed Charges Ratio.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

	By:	/s/ Jennifer M. Hager
	Name:	Jennifer M. Hager
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: June 7, 2013

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

1.1

Underwriting Agreement, dated as of June 4, 2013, among the Registrant and Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Goldman, Sachs & Co., as representatives of the several 2023 Underwriters named therein, and Goldman, Sachs & Co., Barclays Capital Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several 2043 Underwriters named therein.

1.2

Underwriting Agreement, dated as of June 5, 2013, among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Seventeenth Supplemental Indenture, dated as of June 7, 2013, between the Registrant and the Trustee, including the form of the 2023 Notes as Exhibit A.

4.2	Eighteenth Supplemental Indenture, dated as of June 7, 2013, between the Registrant and the Trustee, including the form of the 2043 Notes as Exhibit A.

4.3	Form of the 2023 Notes (included as Exhibit A to Exhibit 4.1 above).

4.4	Form of the 2043 Notes (included as Exhibit A to Exhibit 4.2 above).

5.1	Opinion of Willkie Farr & Gallagher LLP regarding the validity of the Senior Notes.

12.1	Computation of Earnings to Fixed Charges Ratio.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).